UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

MELA SCIENCES, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Buckhout Street, Suite 1, Irvington, New York 10533

(Address of principal executive offices) (Zip Code)

(914) 591-3783

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 21, 2014, MELA Sciences, Inc. (the “Company”), entered into a definitive Securities Purchase Agreement (the “Purchase Agreement”) with entities affiliated with institutional investors providing for the issuance of (i) 12,300 shares of Series B convertible preferred stock (the “Preferred Stock”) at a price of $1,000 per share, (ii) Senior Secured Convertible Debentures in the aggregate principal amount of $15,000,000, due, subject to the terms therein, in July 2019 (the “Debentures”), and (iii) warrants (the “Warrants”) to purchase up to an aggregate of approximately 11.2 million shares of common stock, $0.001 par value per share (the “Common Stock”), at an exercise price of $2.45 per share (the “Offering”). The closing of the Offering is expected to occur on or about July 24, 2014, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The proceeds of the Offering will be used to redeem all of the Company’s outstanding shares of Series A convertible preferred stock and for general working capital purposes.

The Preferred Stock is convertible into an aggregate of approximately 4.8 million shares of Common Stock and the Debentures are convertible into an aggregate of approximately 5.8 million shares of Common Stock. The Debentures and the shares of Preferred Stock and Warrants described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Subject to certain ownership limitations, the Preferred Stock and Debentures are convertible at any time into shares of Common Stock at an initial conversion price of $2.565 per share (which represents a price above the consolidated closing bid price of the Common Stock on July 18, 2014, the trading day immediately prior to the entry into the Purchase Agreement). The Preferred Stock is only entitled to dividends in the event that dividends are paid on the Common Stock, and the Preferred Stock will not have any preferences over the Common Stock, including liquidation rights. The Warrants are also subject to certain ownership limitations and are immediately exercisable. 5.0 million of the Warrants will expire eighteen months from the date of issuance, and 6.1 million of the Warrants will expire five years from the date of issuance.

The Company has also entered into a Registration Rights Agreement with the investors pursuant to which the Company is obligated to file a registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and Debentures and upon exercise of the Warrants within thirty calendar days.

The Debentures will bear interest at an annual rate of 4%, payable quarterly or upon conversion into shares of Common Stock registered under the Securities Act. The Company’s obligations under the Debentures are secured by a first priority lien on all of the Company’s intellectual property pursuant to the terms of a security agreement (“Security Agreement”) dated July 21, 2014 among the Company and the investors.

Pursuant to the Purchase Agreement, until eighteen months following the effective date of the registration statement covering the resale of the shares underlying the Preferred Stock, Debentures and Warrants, or the date on which such shares may be resold pursuant to Rule 144 under the Securities Act, the investors have the right, but not the obligation, to participate in any financing that the Company undertakes, up to 50% of the aggregate amount of securities being offered.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Security Agreement, the Preferred Stock, the Warrants and the Debentures are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1, 10.2, 10.3, 3.1, 4.1 and 4.2, respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On July 21, 2014, the Company agreed to issue $15,000,000 in principal amount of Debentures pursuant to the terms of the Purchase Agreement. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The Debentures, shares of Preferred Stock and Warrants described above have not been registered under the Securities Act. The issuance and sale of the Debentures, Preferred Stock and the Warrants by the Company under the Purchase Agreement is exempt from registration pursuant to Section 4(2) of the Securities Act. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications of Rights of Security Holders.

On July 22, 2014, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing and designating the Series B Preferred Stock. Each share of Preferred Stock has a stated value of $1,000. Each share of Preferred Stock is convertible, at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the stated value by the initial conversion price of $2.565 per share, subject to a 9.99% blocker provision. The Preferred Stock has no dividend rights (except to the extent dividends are also paid on the Common Stock), liquidation preference or other preferences over Common Stock and have no voting rights except as required by law. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On July 22, 2014, the Company filed the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference. The Certificate of Designation establishes and designates the Series B Preferred Stock and the rights, preferences, privileges and limitations thereof.

Item 8.01 Other Events.

On July 22, 2014, the Company issued a press release announcing the Offering. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series B Convertible Preferred Stock.

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Senior Secured Convertible Debenture.

10.1	Form of Securities Purchase Agreement.

10.2	Form of Registration Rights Agreement.

10.3	Form of Security Agreement.

99.1	Press Release, dated July 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA SCIENCES, INC.

Date: July 23, 2014	/s/ Robert W. Cook
Robert W. Cook
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series B Convertible Preferred Stock.

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Senior Secured Convertible Debenture.

10.1	Form of Securities Purchase Agreement.

10.2	Form of Registration Rights Agreement.

10.3	Form of Security Agreement.

99.1	Press Release, dated July 22, 2014.